________________________________________________________________________________

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ____________

                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 16, 2006

                                  ____________


                            SCOTTISH RE GROUP LIMITED
             (Exact name of registrant as specified in its charter)

                                  ____________


       Cayman Islands                   001-16855                 98-0362785
(State or Other Jurisdiction    (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


              P.O. Box HM 2939
Crown House, Third Floor, 4 Par-la-Ville Road
                Hamilton HM12
                   Bermuda                                        N/A
  (Address of Principal Executive Offices)                    (Zip Code)

                      (441) 295-4451 Registrant's telephone
                           number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

________________________________________________________________________________

Item 2.02. Results of Operations and Financial Condition.

        On February 16, 2006, Scottish Re Group Limited (the "Company") issued a press release announcing its results of operations for the quarter ended December 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

        On February 17, 2006, the Company conducted a conference call regarding the results of operations for the quarter ended December 31, 2005. A copy of the transcript of this conference call is attached hereto as Exhibit 99.2. The furnishing of the conference call transcript shall not be deemed to be an admission of the Company that any of the material contained in it is material information of a financial or statistical nature relating to the quarter just ended.

        The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

        Certain statements included in the press release and the conference call transcript that are not strictly historical may be "forward-looking statements" within the meaning of the federal securities laws. The management of the Company cautions that forward-looking statements are not guarantees, and that actual results could differ materially from those expressed or implied in the forward-looking statements. Important events that could cause the actual results of operations or financial condition of the Company to differ include, but are not necessarily limited to, the Company's ability to attract clients and generate business; the competitive environment; the Company's ability to underwrite business; performance of outside service providers; mortality risk; surrender risk; investment risk (including asset value risk, reinvestment risk and disintermediation risk); the impact of unforeseen economic changes (such as changes in interest rates, currency exchange rate, inflation rates, recession and other external economic factors); the impact of terrorist activities on the economy, the insurance and related industries in general and the Company in particular; regulatory changes (such as changes in U.S. tax law and insurance regulation which directly affect the competitive environment for the company's products); rating agency policies and practices; and loss of key executives. Investors are also directed to consider the risks and uncertainties discussed in documents filed by the Company with the Securities and Exchange Commission.


Item 9.01. Financial Statements and Exhibits.


(c) Exhibits.


99.1   Press Release issued by Scottish Re Group Limited on February 16, 2006.

99.2   Transcript of Earnings Release Conference Call held on February 17, 2006.

                                    SIGNATURE



               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                             SCOTTISH RE GROUP LIMITED


                             By:   /s/ Paul Goldean
                                   ---------------------------------------------
                                   Paul Goldean
                                   Executive Vice President and General Counsel



Dated:  February 23, 2006

                                INDEX TO EXHIBITS

Number   Description
------   -----------

99.1     Press Release issued by Scottish Re Group Limited on February 16, 2006.

99.2     Transcript of Earnings Release Conference Call held on February 17,
         2006.